Exhibit 99.2 Life on the Edge C Copy opyr riight ght © © 2025 2024 B Bllai aiz ze. e. A Allll r riight ghts s r res eser erv ved. ed.

Disclaimer Cautionary Statement Regarding Forward-Looking Statements This presentation (the “Presentation”) contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are based on beliefs and assumptions and on information currently available to Blaize, including statements regarding the industry in which Blaize operates, market opportunities, and product offerings. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the expected benefits of the Blaize’s business combination with BurTech Acquisition Corp. (the “Business Combination”) are not obtained; (iii) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (iv) the risk that the Business Combination disrupts current plans and operations of Blaize as a result of the consummation of the Business Combination; (v) failure to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (vi) costs related to the Business Combination; (vii) changes in applicable law or regulations; (viii) the outcome of any legal proceedings that may be instituted against Blaize; (ix) the effects of competition on Blaize’s future business; (x) the ability of the combined company to issue equity or equity-linked securities or obtain debt financing; (xi) the enforceability of Blaize’s intellectual property rights, including its copyrights, patents, trademarks and trade secrets, and the potential infringement on the intellectual property rights of others; and (xii) those factors discussed under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the Securities and Exchange Commission (SEC) on February 10, 2025 and other documents filed by Blaize from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Blaize assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. Blaize does not give any assurance that it will achieve its expectations. The financial projections in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Blaize’s control. While such projections are necessarily speculative, Blaize believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of financial information or projections in this Presentation should not be regarded as an indication that Blaize, or its representatives and advisors, considered or consider the information or projections to be a reliable prediction of future events. The independent registered public accounting firm of Blaize has not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation and, accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. 2 Copyright © 2025 Blaize. All rights reserved.

Disclaimer Non-GAAP Financial Measures We prepare and present our consolidated financial statements in accordance with U.S. GAAP. However, management believes that non-GAAP gross margin and non-GAAP research and development expense, non-GAAP financial measures, provide investors with additional useful information in evaluating our performance, as these measures are regularly used by security analysts, institutional investors and other interested parties in analyzing operating performance and prospects. These non-GAAP measures are not intended to be a substitute for any U.S. GAAP financial measures and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. We calculate and define non-GAAP gross margin with an estimate of the allocation of employee costs in cost of goods sold . We calculate and define non-GAAP research and development expense and sales, general and administration expense to exclude any share-based compensation. Non-GAAP gross margin and non-GAAP research and development expense are financial measures that are not required by or presented in accordance with U.S. GAAP. We believe that non-GAAP gross margin and non-GAAP research and development expense, when taken together with our financial results presented in accordance with U.S. GAAP, provide meaningful supplemental information regarding our operating performance and facilitate internal comparisons of our historical operating performance on a more consistent basis by excluding certain items that may not be indicative of our business, results of operations, or outlook. In particular, we believe that the use of non-GAAP gross margin and non-GAAP research and development expense margin is helpful to our investors as they are measures used by management in assessing the health of our business and evaluating our operating performance, as well as for internal planning and forecasting purposes. Non-GAAP gross margin and non-GAAP research and development expense and non-GAAP sales, general and administration expense are presented for supplemental informational purposes only. They are intended to reflect the underlying cash expense in the business and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. Non-GAAP gross margin and non-GAAP research and development expense and non-GAAP sales, general and administration expense may not be comparable to similarly titled measures of other companies because they may not calculate non-GAAP gross margin and non-GAAP research and development expense and non-GAAP sales, general and administration expense in the same manner, limiting their usefulness as comparative measures. Because of these limitations, when evaluating our performance, you should consider non-GAAP gross margin and non-GAAP research and development expense alongside other financial measures, including our net loss and other results stated in accordance with U.S. GAAP. In reliance on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K, we have not reconciled the forward-looking non-GAAP gross margin and non-GAAP research and development expense included above to the most directly comparable GAAP measures because the comparable GAAP measures are not accessible on a forward-looking basis and the Company is unable to provide such reconciliations, without unreasonable effort, due to the inherent difficulty in predicting, with reasonable certainty, the future impact of items that are outside the control of the Company or otherwise non-indicative of its ongoing operating performance. Preparation of such reconciliations would require a forward-looking balance sheet, statement of income and statement of cash flow, prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to the Company without unreasonable effort. For the same reasons, the Company is unable to address the probable significance of the unavailable information. 3 Copyright © 2025 Blaize. All rights reserved.

Disclaimer (cont’d) Industry and Market Data This Presentation has been prepared by Blaize and includes market data and other statistical information from third-party sources, including independent industry publications, governmental publications and other published independent sources. Some data is also based on the estimates of Blaize, which is derived from Blaize’s review of internal sources as well as the third-party sources described above. Neither Blaize nor any of its respective representatives or affiliates has independently verified the information and cannot guarantee its accuracy and completeness. Trademarks and Trade Names Blaize owns or has rights to various trademarks, service marks, trade names and copyrights that it uses in connection with the operation of its business. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Blaize, or an endorsement or sponsorship by or of Blaize. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ©, TM or SM symbols, but such references are not intended to indicate, in any way, that Blaize or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 4 Copyright © 2025 Blaize. All rights reserved.

Revenue Pipeline & Guidance

Financial Guidance Fiscal Years 2025 and 2026

Blaize Financial Guidance **Fiscal Year Ended Dec 31**	**2025E**	**2026E**
Revenue	$19m-$50m	$105m-$140m
of which Software / Solutions	15%-25%	20%-30%
Non-GAAP Gross Margin[2]	46%-50%	46%-50%
Non-GAAP R&D Expense[2]	$49m-$52m	$85m-$89m
of which Next-Gen Chips	$18m-$20m	$48m-$52m
Non-GAAP SG&A Expense[2]	$32m-$34m	$35m-$37m

- Several deals are expected to start deploying at scale from H2 2025, continuing into 2026
- Qualified pipeline[1] today plus MOD PO for 2025 and 2026 is 3x revenue projections for 2025 and 2026
- The pipeline is expected to grow faster as we deploy beached customers in each vertical – ie those customers that have been part of proofs on concept evaluations. Subsequent deployments with new customers in the same verticals are projected to be much more rapid to realizing revenue
- Emerging market trends (e.g., DeepSeek) support the Blaize programable architecture with additional use cases centered on inference run on servers powered by Blaize
- Highly efficient use of capital to deliver next-gen chip that is expected to open new SAM from 2027 onwards
- The automotive opportunity is strong and expected to deliver additional upside from 2029 / 2030 onwards
- Blaize intends to actively manage the increase in R&D and SG&A costs in line with revenue growth

1. Target accounts and opportunities that have been identified and vetted as potential customers for Blaize solutions. This may include a combination of Channel Partners and End Customers that could consume Blaize products.
2. See slide 3 for the definitions of the Non-GAAP measures.

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Significant Near-Term Revenue Opportunities with Long-Term Pipeline Visibility

Demonstrated technological capability with a large and growing pipeline to drive sales momentum

Signed purchase order for **$104M** in hand to deliver multiple solutions for EMEA-based defense entity. Blaize is responsible for all hardware, software, professional fees and support agreements and is leveraging its ecosystem partners to provide phased deployment from 2025. Initial payments due under the agreement in 2024 were delayed and Blaize has not yet received revenues from the customer. However, Blaize and its senior management are currently closely engaged with the customer and anticipate that revenues will commence H2 2025

~$400M+[1] of total Qualified Pipeline[2] opportunities with several customers and ISV partners that we expect to engage as customers starting 2025. Many of these opportunities are solutions for beachhead customers that Blaize believes can be expanded with other customers in the same verticals

New engagements with several customers in the **Smart City** space are being qualified, all based on current Blaize products are expected to support revenue growth from 2026 onwards. These engagements would be **incremental to the $400M** pipeline

Investment into the next-generation chip is expected to commence in Q1 2025, for products focused on Edge/Enterprise solutions that are expected to be in market in 2027. We would begin recognizing revenue from this next-generation chip from mid-to-late 2027. The next-generation chip is designed to deliver significantly enhanced features and a step-change in compute performance to address the sizable server-based Enterprise inference market

Continuing engagement with Tier 1 partner that Blaize expects to develop into potential commercial opportunities based on the auto-grade version of the next-generation chip, with revenues anticipated from 2029/2030 onwards


Qualified Pipeline
Gross[1]
$400M+
PO
$104M

Source: Management forecast as of Feb 10, 2025
1. $400M+ Qualified Pipeline is inclusive of the up to $104M purchase order
2. See definition on previous slide

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$104M Purchase Order in Hand from a Defense Entity

Selected to deliver a full-stack hardware and software solution

Engagement started Q3 2023 with a MOU following successful demonstration of several use case applications using Blaize hardware and software technology

Purchase Order signed in Q2 2024 and an amendment concluded in Q4 2024 to deliver complete Edge AI solutions. Initial payments due under the agreements in 2024 were delayed and Blaize has not yet received revenues from the customer. However, Blaize is in direct discussions with the purchasing entity for a **detailed timeline** of deployment of the solutions shown here.

Production deployments potentially commencing from **H2 2025 into 2026**.

Automated Identification System

Scene 1



"Unknown" subject detected by a drone flying overhead and depicted by the green bounding box

Scene 2



Subject has the proper infrared helmet badging and is identified as "friendly" indicated by the purple bounding box

Scene 3



Multiple "friendlies" are identified together by infrared markings while moving through a field

Scene 4



A drone has identified subjects moving near a tank, but they do not have the appropriate infrared markings and are therefore classified as "unknown"

Scene 5



One subject (purple) has the appropriate infrared markings while other subjects in proximity do not. Is he a captive? Caution is warranted

Scene 6



Multiple "unknown" subjects moving together through a field spotted by a drone

Shore Protection


Visible
Infrared

Small Boat Detection

Drone Detection



Urban Environment


RGB
IR

Visual Camouflage


RGB
IR

Desert Sandstorm



Data Prep & Training

MOU - Memorandum of Understanding

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Blaize Products and Engagements

Blaize Products & Solutions Can Deliver Value Across a Vast Array of Applications

Expected to address complex and unique use cases with its flexible, efficient architecture and programmability

	Security & Monitoring			Enterprise Edge AI		Autonomous Systems
	Tactical Edge / Defense	**Smart City**	**Smart Retail**	**Smart Manufacturing**	**Healthcare**	**Autonomous Vehicles**
						
						
Illustrative Deployments where Blaize Products Can Add Value	• Rapidly process visual and sensor data to identify potential threats in real time	• Integrated into Edge server appliance • Processing computing streams from 1,000s of cameras	• Integrated into VMS system compute unit • Customer behavior analysis • Incident management	• Integrated in industrial PC • Enabling real-time analytics for predictive maintenance	• Medical imaging	• Targeting integration in vehicle alongside ECU • In-cabin monitoring • Drones and robotics
Potential Benefits Delivered	• Offering high-performance, energy-efficient AI that delivers real-time insights, autonomy, and predictive analytics in demanding operational settings	• Real-time data analysis • Reduce congestion issues, promote safer roads • Cost reductions	• Complex vision analytics acceleration • Enable product placement and promotion optimization	• Prevent unplanned downtime and unexpected expenses • Safety	• Enable health professions to assess health risks using real-time Edge analytics • Improve patient care	• Improve real-time obstacle detection and avoidance

Targeting a $71B Serviceable Addressable Market[1] for Blaize by 2028

Limited sample of Blaize applications that have been demonstrated but for which Blaize is not receiving recurring revenue
Pictured devices are OEM solutions that Blaize technologies could be embedded into, but are not Blaize products

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Blaize Value Propositions

New Breed of Architecture for Performance and Cost Savings

Determines task dependencies to optimize scheduling, minimizing data trips to memory to save power & processing time

Traditional CPU/GPU Architecture vs. Blaize Graph Streaming Processor



Legacy Sequential Processing CPU/GPU
Tasks completed before data sent to next node
High memory bandwidth requirements to store data while tasks complete
Sensory Input
Batching
Task A
Task B
Task C
Task D
Task E
Output
Time to Completion



Blaize Graph Streaming Processor
Data sent to next node when ready (streams through the device)
Low memory bandwidth requirements as data is sent directly to next node
Sensory Input
Batching
Task A
Task B
Task D
Task C
Task E
Output
Time to Completion

Resulting Differences

- Graphics processing architecture DNA results in **lower efficiency and performance**
- Higher power consumption **limits Edge use cases**

- Task-level parallelism results in **higher efficiency and performance**
- Proprietary architecture **reduces power consumption**, ideal at the Edge

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With Advanced Flexibility, Blaize Does More Ability to run multiple workloads for different Edge use cases and reduce strain on CPU/GPU resources Blaize Covers More Workflow Pre-Processing 1 Frame Extraction Motion Detection Background Subtraction AI Model Inference 2 Blaize Can Seamlessly Integrate Multiple Models Post-Processing 3 Output Refinement Results Interpretation Event Detection & Mitigation 13 Copyright © 2024 Blaize. All rights reserved.

Blaize Software Swiftly Deploys AI for Real-Time Insights Supporting the entire development workflow from concept to application deployment at the Edge Problem Targeted Ideal Customer / Decision Maker Allows customers and partners to scale algorithms on Blaize’s Engineers: AI hardware / software platforms Optimizes AI models for video Product owners analytics applications 1 2 End-to-end ML-OPs for on-prem CXOs, data scientists, and other solution using Blaize silicon non-coding users 1. ML-Ops, or machine learning operations, is a practice focused on deploying and maintaining machine learning models in production efficiently 14 2. On-prem, or on-premises, refers to software or IT infrastructure hosted on an organization’s premises Copyright © 2024 Blaize. All rights reserved. rather than remotely Picasso Software AI Studio Video Analytics Development Kit

Customers want Advanced Generative AI Results with Low CapEx The Edge Devices Identify Interesting Scenes Datacenter uses Gen AI to Analyze Scenes Ruggedized AI Platforms Workstation On-Premises Datacenter 1U Distributed Server (Private Cloud) Analytics Advanced Analytics Video Management Critical Events, Objects, Vision Transformers Attributes, Relationships Classifications Vision Language Localization Velocity Models (VLM) Incident Management Acceleration Paths Camera Configuration Actions Agentic AI Control 15 Copyright © 2025 Blaize. All rights reserved. Software Framework Hardware Infrastructure

AI Technology Inflection Point – Focus Shifts to Efficiency

DeepSeek R1 & Qwen 2.5-Max demonstrate a shift to efficient and cost-effective AI

Blaize architecture is purposefully built for these type of efficiency transitions benefiting Physical AI

- Support for sparse/fine-grained memory accesses needed by Mixture of Experts (MoEs's) and other imminent efficiency improvements.
- Programmable architectures embrace algorithmic changes that can cripple fixed-function designs. GSP's are user programmable with languages like 'C++', which is much more than software configurable.
- Low-precision and mixed-precision support reduces energy consumption and increases throughput. GSP's support int4-int64 & fp4-fp64.



Efficient Memory Access
Programmable
Low-Precision Data Types
Program
Inputs
Output
Sparse/Fine Grained Access
Blaize Programmable GSP
Dynamic Low & Mixed Precision
Inputs
Output
Dense/Course Grained Access
Fixed Function Matrix Multiplier
Fixed Data Types

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Defense

Illustrative Case Study – Security and Monitoring

Turnkey hardware and software solution enabling tactical security and monitoring for in-field defense

Full Field Asset Tracking and Monitoring Proposed Solution

Blaize® Pathfinder® P1600
Embedded System on Module



Blaize® Xplorer® X600M M.2 SFF
Accelerator Platform



Integrated Blaize Hardware for Real-Time Asset Tracking



Connecting In-Field Data to Command Center with Blaize Hardware and Software



Command Center

blaize

Dashboards for AI Command and Control



Key Benefits from AI Dashboard

- **Equipment health monitoring:** Detects early wear for proactive maintenance
- **Optimization:** Improves efficiency by addressing anomalies
- **Safety:** Ensures compliance by monitoring limits and leaks
- **Enhanced security:** Prevent trespassing in high-value areas

Note: Case Studies in this presentation are illustrative and not intended to imply that Blaize has completed production of any referenced solution

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Smart City Solution “In a Box”

Smart City Solutions In a Box A Generative AI enabled turn-key solution for Safety Manager, City Planners and Law Enforcement Incident Detection Pedestrian Analysis • Accidents • Event pedestrian traffic flow • Near misses • Crowd forming • Sudden obstacle avoidance • Intrusion/Perimeter Protection • Heavy truck restrictions • Vandalism detection City Planning Unusual Behavior • Vehicle/Pedestrian traffic volume • Driving off-road • Vehicle path analysis by class • Unusual types for the area • Zone utilization statistics • Obstruction circumvention • Pedestrian foot-fall statistics • Unusual exchanges 20 Copyright © 2025 Blaize. All rights reserved.

Smart City Solutions – The User Experience Integrated turnkey AI for non-AI users Unified User Experience • “In a Box” means everything is included, “no assembly required” Drives Actionable Decisions • Municipal Managers • City Planners • Safety Managers • Law Enforcement 21 Copyright © 2025 Blaize. All rights reserved.

Smart Airports

Smart AI Airports in a Box Baggage Handling, Airside and Passenger Experience • Tracking a specific bag across multiple cameras • Identifying • stuck baggage • abandoned / otherwise untracked bags • bags that fall off the conveyor system • damaged bags • line-crossing events • Position of the bags that staff put on the conveyer belt (upside down, wheels at the back/front) 23 Copyright © 2025 Blaize. All rights reserved.

Automotive

Illustrative Case Study – Automotive Design Work Proof-of-concept of multi-target compiler to enable auto customers to deploy ADAS across any hardware platform Unifying Automotive Hardware: Blaize’s Multi-Target Auto Compiler unifies diverse hardware languages into a unified codebase, enabling seamless integration for automotive companies Camera API Multi-Target Auto Compiler LiDAR API Blaize’s Key Benefits for Auto Customers: Hardware Agnostic Compatible with any hardware platform, allowing auto firms to use multiple vendors Sensor API Chiplet Architecture: Standard AI Software Stack: Enhances translation efficiency Facilitates seamless integration of any and speed hardware Note: Case Studies in this Presentation are illustrative and not intended to imply that Blaize has completed 25 Copyright © 2025 Blaize. All rights reserved. production of any referenced solution

Track Record in Auto Demonstrates ADAS and AV Potential Years of experience working with leading automotive partners Partnership Work Completed Ongoing Development Future Solutions Auto-Grade Chiplet Denso Partnership Enabling Solutions for Emerging in Development Autonomous Systems Ongoing projects for Blaize software and hardware offerings Higher bandwidth 1 and density Proof-of-concept agreement in effect for NRE services $25M NRE fees recognized to date 1 Higher reliability Advanced Driver Assistance Systems 2 Mercedes Partnership 1 Blaize participated in evaluation Lower power requirement process for Advanced L4 platform in 2022 and 2023 for solutions later this decade 1 Lower system cost Autonomous Vehicles $7M NRE fees recognized to date NRE = Non-Recurring Engineering 26 1. Compared to Blaize’s current generation chip Copyright © 2025 Blaize. All rights reserved. 2. Blaize is not currently under contractual arrangement with Mercedes

Blaize's Longstanding Relationship with Denso-NSI

Deep partnership experience sets the foundation for next generation automotive platforms

DENSO

$25M
NRE Fees Recognized by Blaize

~$29M[1]
of Investment in Blaize

Tier-1
Auto Supplier

$46B
LTM Revenues

$37.4B
Market Cap[2]

Supplier
to Toyota, Honda, Stellantis, Subaru, Ford and others

Evaluations	Hardware Development & Customization	Markets & Products Exploration	Software Development	Go-To-Market
2015 - 2017	**2018**	**2019 - 2022**	**2023 - 2029**	**2029 - 2030**
➢ Initial evaluation with 28 standard OpenVX benchmarks ➢ Evaluation with Denso-NSI's own LiDAR scan matching algorithm ➢ Simulation and palladium emulation ➢ Implementation of GSP core on Xilinx and Altera FPGA boards ➢ GSP functional customization of hardware and software	➢ GSP ASIL-B functional safety customization	➢ On-site support for Denso-NSI ➢ SDK customization ➢ Mobility and automotive joint Blaize/Denso-NSI customer and product evaluation	➢ AI auto compiler definition and co-development ➢ Joint auto AI evaluations and performance targets definition ➢ Initiated talks for contributing to the newly formed ASRA consortium	➢ Commercial opportunities based on production of the auto-grade version of the next-generation chip

Blaize and DENSO-NSI's longstanding partnership continues today with current NRE collaborations in both hardware and software technologies for automotive, pursuing next generation automotive platforms that can bring superior differentiation to DENSO-NSI's customers in mobility

Source: Denso public filings, Capital IQ as of 11/6/2024
ASIL-B = Automotive Safety Integrity Level B; ASRA = Advanced SoC Research for Automotive
1. Includes ~$27M of Preferred Stock and ~$2M of P2P Notes
2. As of 2/10/2025

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